UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

Box, Inc.

(Name of Registrant as Specified In Its Charter)

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On August 2, 2021, Box, Inc. (the “Company”) distributed a letter to stockholders in connection with the Company’s 2021 annual meeting of stockholders. A copy of the letter can be found below.

Box’s Strategy is Working and Delivering Strong Financial Results

Fiscal Year 2021 Highlights		Q1 Fiscal 2022 Highlights

The evolution of Box’s products and our team’s operational focus continue to enhance the company’s ability to achieve a strong balance of growth and profitability. In fiscal year 2021, ended January 31, 2021, we achieved[4]:		Our success has continued into fiscal 2022, as demonstrated by the results of our most recent quarter. For first quarter fiscal 2022, ended March 31, 2021, we achieved[4]:

$771M	Revenue, an 11% increase year-over-year	$202M	Revenue, a 10% increase year-over-year and higher than the 8% growth delivered in the previous quarter
$897M	RPO, up 17% year-over-year	$865M	RPO, up 20% year-over-year
15%+	Non-GAAP operating margin, a 1,400 basis point increase year-over-year	17%	Non-GAAP operating margin, a 760 basis point margin increase year-over-year
26%+	Revenue growth rate plus free cash flow margin, exceeding stated target of 25% and nearly double the results from fiscal 2020	$76M	Record free cash flow, a year-over-year improvement of 91%

Box is Delivering the Category-Defining Cloud Content Management Platform

With an efficient go-to-market strategy, a differentiated product portfolio and strong customer momentum, Box is on track to deliver the vision of the Content Cloud by:

Expanding in key international markets	Enhancing sales productivity across geographies	Building market-leading products and capabilities in line with Cloud Content strategy	Enabling customers to power the full lifecycle of content management in the cloud

Your Vote Is Important — Help Ensure Box’s Continued Momentum

The current Box Board — including Dana Evan, Peter Leav and Aaron Levie, the three directors up for re-election this year — is uniquely equipped to guide the company’s strategy, with the expertise necessary to successfully deliver Box’s vision and drive enhanced value for stockholders.

Starboard’s proposed changes to the Board would risk this significant progress and jeopardize the long-term potential of your investment. The Box Board has been unified and unwavering in its commitment to act in the best interests of all stockholders. Protect the value of your investment and vote the BLUE proxy card today “FOR ALL” of Box’s director nominees.

Thank you for your support,

Box Board of Directors

YOUR VOTE IS IMPORTANT!

Simply follow the easy instructions on the enclosed BLUE proxy card to vote by telephone, by internet or by signing, dating and returning the BLUE proxy card in the postage-paid envelope provided. If you received this letter by email, you may also vote by pressing the BLUE “VOTE NOW” button in the accompanying email. Finally, if you are voting through your brokerage firm’s website, please be careful to vote using the “Management” option rather than “Opposition.”

Remember — please do not vote using any White proxy card materials provided on behalf of Starboard — even as a “protest vote.” Any vote using the White proxy card will revoke your prior vote on a BLUE proxy card, and only your latest-dated proxy counts.

If you have questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies,

INNISFREE M&A INCORPORATED, AT:

1 (877) 750-8233 (toll-free from the U.S. and Canada)

or

+1 (412) 232-3651 (from other locations)

Forward-Looking Statements

This communication contains forward-looking statements that involve risks, uncertainties, and assumptions, including our statement regarding Box’s commitment to achieving a revenue growth rate of 12-16% in fiscal 2024. There are a significant number of factors that could cause actual results to differ materially from this statement, including: (1) adverse changes in general economic or market conditions, including those caused by the COVID-19 pandemic; (2) delays or reductions in information technology spending; (3) factors related to Box’s highly competitive market, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by Box’s current or future competitors; (4) the development of the cloud content management market; (5) the risk that Box’s customers do not renew their subscriptions, expand their use of Box’s services, or adopt new products offered by Box on a timely basis, or at all; (6) Box’s ability to provide timely and successful enhancements, integrations, new features and modifications to its platform and services; (7) actual or perceived security vulnerabilities in Box’s services or any breaches of Box’s security controls; (8) Box’s ability to realize the expected benefits of its third-party partnerships; (9) the potential impact of shareholder activism on Box’s business and operations; and (10) Box’s ability to successfully integrate acquired businesses and achieve the expected benefits from those acquisitions. Additional information on potential factors that could affect Box’s financial results is included the Quarterly Report on Form 10-Q filed for the fiscal quarter ended April 30, 2021. This document is available on the SEC Filings section of Box’s Investor Relations website located at www.box.com/investors.

Important Additional Information and Where to Find It

Box has filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”), an accompanying BLUE proxy card and other relevant documents with the SEC in connection with such solicitation of proxies from Box stockholders for Box’s 2021 annual meeting of stockholders. BOX STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ BOX’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the Proxy Statement, an accompanying BLUE proxy card, any amendments or supplements to the Proxy Statement and other documents that Box files with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the “SEC Filings” subsection of the “Financial Information” section of Box’s Investor Relations website at www.boxinvestorrelations.com or by contacting Box’s Investor Relations department at ir@box.com, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

[1] SaaS Peer Set Total Stockholder Return represents the median Total Stockholder Return of the individual companies in the peer set for each respective day

[2] Data as of 7/29/2021

[3] SaaS Peer Set includes: 8x8, Cornerstone OnDemand, FireEye, Guidewire, HubSpot, Momentive, New Relic, Nutanix, Qualys, SolarWinds, Zendesk and Zuora

4 A reconciliation of non-GAAP financial measures to their nearest GAAP financial measures can be found at VoteBlueforBox.com/Reconciliation